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                       FIRST BANK NATIONAL ASSOCIATION
                                  AS TRUSTEE

                            REMITTANCE REPORT FOR

        EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-4
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FROM                         JULY 15, 1997

TO                           AUG. 15, 1997
                                                                    TOTAL
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
(i)    AVAILABLE PAYMENT AMOUNT                                   14,690,773.96
        Portions subject to bankrupty                                      0.00

(ii)   CLASS A-1 PRINCIPAL BALANCE (Beginning)                    26,727,966.99
       CLASS A-2 PRINCIPAL BALANCE (Beginning)                   106,470,000.00
       CLASS A-3 PRINCIPAL BALANCE (Beginning)                   103,690,000.00
       CLASS A-4 PRINCIPAL BALANCE (Beginning)                    92,740,000.00
       CLASS A-5 PRINCIPAL BALANCE (Beginning)                    32,150,000.00
       CLASS A-5 PRINCIPAL BALANCE (Beginning)                    60,110,000.00
       CLASS A-7 PRINCIPAL BALANCE (Beginning)                    36,580,000.00
       CLASS A-8 PRINCIPAL BALANCE (Beginning)                    20,460,000.00
       CLASS A-9 PRINCIPAL BALANCE (Beginning)                    59,000,000.00

       POOL PRINCIPAL BALANCE (Beginning)                        537,927,966.99

(iii)  MORTGAGES:
       NUMBER OF PRINCIPAL PREPAYMENTS                                      275
       PRINCIPAL BALANCE OF MORTGAGES PREPAYING                   10,871,238.62

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(iv)    AMOUNT OF CURTAILMENTS RECEIVED                               68,798.48

(v)     AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
        MONTHLY PAYMENTS RECEIVED                                    788,613.35

(vi)    INTEREST RECEIVED ON MORTGAGES                             4,661,317.54

(vii)   AGGREGATE ADVANCES                                         3,756,790.12

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                          290
            PRINCIPAL BALANCE                                     12,766,997.59
            % OF PRINCIPAL                                             2.430000%

           MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                           97
            PRINCIPAL BALANCE                                      4,586,635.15
            % OF PRINCIPAL                                             0.870000%

           MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                          263
            PRINCIPAL BALANCE                                     13,142,033.34
            % OF PRINCIPAL                                             2.500000%

        b. MORTGAGES IN BANKRUPTCY (TOTAL)
            NUMBER                                                          110
            PRINCIPAL BALANCE                                      4,996,662.29
            % OF PRINCIPAL                                             0.950000%

           BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
            BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                           4
             PRINCIPAL BALANCE                                       158,366.56
             % OF PRINCIPAL                                                0.03%

          BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:

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           NUMBER                                                            10
           PRINCIPAL BALANCE                                         396,015.27
           % OF PRINCIPAL                                                  0.08%

         BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
          NUMBER                                                             42
          PRINCIPAL BALANCE                                        1,869,813.28
          % OF PRINCIPAL                                                   0.36%

      c. MORTGAGES IN FORECLOSURE (TOTAL):
          NUMBER                                                             76
          PRINCIPAL BALANCE                                        3,990,768.73
          % OF PRINCIPAL                                               0.760000%

         FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
          FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
          NUMBER                                                              1
          PRINCIPAL BALANCE                                           26,427.89
          % OF PRINCIPAL                                                   0.01%

         FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
          NUMBER                                                              1
          PRINCIPAL BALANCE                                           39,578.10
          % OF PRINCIPAL                                                   0.01%

         FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
          NUMBER                                                             72
          PRINCIPAL BALANCE                                        3,795,175.84
          % OF PRINCIPAL                                                   0.72%

      d. MORTGAGES IN REO (TOTAL-included in 90 days or more (viii) a. above):
          NUMBER                                                              0
          PRINCIPAL BALANCE                                                0.00
          % OF PRINCIPAL                                                   0.00%

      e. MORTGAGE LOAN LOSSES                                         39,507.72

(ix)     ENDING CLASS A-1 PRINCIPAL BALANCE                       14,959,808.82

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         ENDING CLASS A-2 PRINCIPAL BALANCE                       106,470,000.00
         ENDING CLASS A-3 PRINCIPAL BALANCE                       103,690,000.00
         ENDING CLASS A-4 PRINCIPAL BALANCE                        92,740,000.00
         ENDING CLASS A-5 PRINCIPAL BALANCE                        32,150,000.00
         ENDING CLASS A-6 PRINCIPAL BALANCE                        60,110,000.00
         ENDING CLASS A-7 PRINCIPAL BALANCE                        36,580,000.00
         ENDING CLASS A-8 PRINCIPAL BALANCE                        20,460,000.00
         ENDING CLASS A-9 PRINCIPAL BALANCE                        59,000,000.00

(x)      WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                165.31696461
         WEIGHTED AVERAGE MORTGAGE INTEREST RATE                     10.81005075%

(xi)     SERVICING FEES PAID                                          258,568.82
         SERVICING FEES ACCRUED                                       265,180.14

(xii)    SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                       0.00

(xiii)   POOL PRINCIPAL BALANCE (ENDING)                          526,159,808.82

(xiv)    RESERVED

(xv)     REIMBURSABLE AMOUNTS:
          TO SERVICER                                                       0.00
          TO REPRESENTATIVE                                                 0.00
          TO DEPOSITORS                                                     0.00

(xvi)    NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                      12,396
         NUMBER OF MORTGAGES OUTSTANDING (END)                            12,121

(xvii)   AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS           4,780,655.51

(xviii)  PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
         MORTGAGE INTEREST RATES LESS THAN 8.11%                      357,295.04
         MORTGAGE INTEREST RATES LESS THAN 8.01%                      233,490.43

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(xix)    SUBORDINATED AMOUNT (REMAINING)                           68,080,877.28
         SPREAD ACCOUNT BALANCE (AFTER DISTRIBUTIONS)              12,871,371.12
         EXCESS SPREAD                                              1,553,351.86
         CUMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                    241,142.72

(xx)     AGGREGATE MORTGAGE LOAN LOSSES                               241,142.72

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